Supplement to the The North Carolina Capital Management Trust: Government Portfolio August 29, 2023 Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
The fund will not impose a fee upon the sale of your shares.
The following information supplements information found in the "Shareholder Information" section under the "Selling Shares" heading.
  The Board of Trustees may determine that it would not be in a fund's best interests to continue operating under circumstances listed in Rule 22e-3 under the Investment Company Act of 1940, at which point the fund may permanently suspend redemptions and liquidate.
NCX-PSTK-0424-122 1.923919.122	April 2, 2024